SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

      [ ]   Preliminary Proxy Statement
      [ ]   Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e) (2)
      [X]   Definitive Proxy Statement
      [ ]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              PHOENIX-ZWEIG TRUST
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)
                               Pamela S. Sinofsky
                     c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480

         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

      [X]   No fee required.

      [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

            1)   Title of each class of securities to which transaction applies:
            2)   Aggregate number of securities to which transaction applies:
            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            4)   Proposed maximum aggregate value of transaction:
            5)   Total fee paid: ___________

      [ ]   Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)   Amount Previously Paid:
            2)   Form, Schedule or Registration No.:
            3)   Filing Party:
            4)   Date Filed:

PHOENIX EQUITY PLANNING CORPORATION        101 Munson Street               Toll Free 800 243-1574
                                           PO Box 88
                                           Greenfield, MA 01301



[LOGO] PHOENIX
       INVESTMENT PARTNERS



                                                                October 11, 2000


Dear Shareholder:

       We are pleased to enclose the proxy statement for the November 30, 2000 special shareholders meeting being held for the Phoenix-Zweig Appreciation Fund, the Phoenix-Zweig Foreign Equity Fund, the Phoenix-Zweig Government Fund, the Phoenix-Zweig Growth & Income Fund, Phoenix-Zweig Managed Assets and the Phoenix-Zweig Strategy Fund. Please take the time to read the proxy statement and cast your vote, because the changes are important to you as a shareholder.

       We are asking shareholders to approve changes to each Fund's fundamental investment restrictions to make them similar to our other Phoenix Funds. We do not presently anticipate that these changes will have any material impact on the investment techniques employed by any of the Funds. We are also asking shareholders of each Fund to ratify the selection of PricewaterhouseCoopers as the Trust's independent public accountants.

       The Board of Trustees believes that the proposed changes to the fundamental investment restrictions and the approval of PricewaterhouseCoopers are in the best interests of the shareholders of each Fund. The Board of Trustees has unanimously recommended that shareholders for each of the Funds approve the proposals described in the proxy statement and proxy. Should you have any questions, please feel free to call us at 1(800) 243-1574. We will be happy to answer any questions you may have.

       I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED PROXY.

Sincerely,

/S/ Martin E. Zweig
Martin E. Zweig
President, Phoenix-Zweig Trust







      This letter has been prepared solely for the information of existing shareholders. This letter is not authorized for distribution to prospective investors.


Mutual funds distributed by PHOENIX EQUITY PLANNING CORPORATION, member NASD and subsidiary of Phoenix Investment Partners, Ltd.

                        PHOENIX-ZWEIG APPRECIATION FUND
                       PHOENIX-ZWEIG FOREIGN EQUITY FUND
                         PHOENIX-ZWEIG GOVERNMENT FUND
                       PHOENIX-ZWEIG GROWTH & INCOME FUND
                          PHOENIX-ZWEIG MANAGED ASSETS
                          PHOENIX-ZWEIG STRATEGY FUND

                      EACH A SERIES OF PHOENIX-ZWEIG TRUST

                          900 THIRD AVENUE, 31ST FLOOR
                            NEW YORK, NEW YORK 10022
                                1 (800) 243-1574
                              -------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 2000


To The Shareholders:

     Phoenix-Zweig Trust, a Delaware business trust (the "Trust"), will hold a special meeting of shareholders of Phoenix-Zweig Appreciation Fund (the "Appreciation Fund"), Phoenix-Zweig Foreign Equity Fund (the "Foreign Equity Fund"), Phoenix-Zweig Government Fund (the "Government Fund"), Phoenix-Zweig Growth & Income Fund (the "Growth & Income Fund"), Phoenix-Zweig Managed Assets ("Managed Assets") and Phoenix-Zweig Strategy Fund (the "Strategy Fund") (collectively, the "Funds," and each individually, a "Fund") at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301 on November 30, 2000 at 2:00 p.m., local time, for the following purposes:

     1. To amend the fundamental investment restriction of each Fund regarding diversification.

     2. To amend the fundamental investment restriction of each Fund regarding concentration.

     3. To amend the fundamental investment restriction of the Appreciation Fund, the Government Fund, the Growth & Income Fund and the Strategy Fund regarding borrowing.

     4. To amend the fundamental investment restriction of Managed Assets regarding borrowing.

     5. To adopt a fundamental investment restriction for the Foreign Equity Fund regarding borrowing.

     6. To amend the fundamental investment restriction of each Fund regarding the issuance of senior securities.

     7. To amend the fundamental investment restriction of each Fund regarding underwriting.

     8. To amend the fundamental investment restriction of each Fund regarding investing in real estate.

     9. To amend the fundamental investment restriction of each Fund regarding investing in commodities.

    10. To amend the fundamental investment restriction of each Fund regarding lending.

    11. To eliminate the fundamental investment restriction of each Fund regarding investing in oil, gas and/or mineral exploration or development programs.

    12. To ratify or reject the selection of PricewaterhouseCoopers LLP, independent accountants, to audit financial statements of the Trust.

    13. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

     You are entitled to vote at the meeting and any adjournment(s) if you owned shares of any of the Funds at the close of business on October 2, 2000.

     Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

    o by telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

    o    by mail, with the enclosed proxy card and postage-paid envelope; or

    o    in person at the meeting.

     We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

                  PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

                                               By Order of the Board of Trustees
                                               of Phoenix-Zweig Trust,



                                               MARC BALTUCH
                                               Secretary

                        PHOENIX-ZWEIG APPRECIATION FUND
                       PHOENIX-ZWEIG FOREIGN EQUITY FUND
                         PHOENIX-ZWEIG GOVERNMENT FUND
                       PHOENIX-ZWEIG GROWTH & INCOME FUND
                          PHOENIX-ZWEIG MANAGED ASSETS
                          PHOENIX-ZWEIG STRATEGY FUND

                      EACH A SERIES OF PHOENIX-ZWEIG TRUST

                          900 THIRD AVENUE, 31ST FLOOR
                            NEW YORK, NEW YORK 10022
                                1 (800) 243-1574

                              -------------------

                                PROXY STATEMENT
                              -------------------

                            MEETING OF SHAREHOLDERS


     This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of Phoenix-Zweig Trust (the "Trust") of proxies to be used at a meeting of the shareholders of Phoenix-Zweig Appreciation Fund (the "Appreciation Fund"), Phoenix-Zweig Foreign Equity Fund (the "Foreign Equity Fund"), Phoenix-Zweig Government Fund (the "Government Fund"), Phoenix-Zweig Growth & Income Fund (the "Growth & Income Fund"), Phoenix-Zweig Managed Assets (the "Managed Assets") and Phoenix-Zweig Strategy Fund (the "Strategy Fund") (collectively, the "Funds," individually, a "Fund") and at any adjournment(s) thereof. The meeting will be held at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301 on
November 30, 2000 at 2:00 p.m., local time.

     The purpose of the meeting is to consider changes to the fundamental investment restrictions of each of the Funds. The proposed changes will not change the investment objective or principal investment strategy of any of the Funds.

     This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about October 11, 2000.

     The shareholders of each Fund will vote on the proposals as indicted in the table below:

                                                      APPRECIATION FUND
                                                       GOVERNMENT FUND
                                                     GROWTH & INCOME FUND                                       FOREIGN
                PROPOSAL                                STRATEGY FUND                MANAGED ASSETS           EQUITY FUND
                --------                                -------------                --------------           -----------

1.   To amend the fundamental investment
     restriction for each of the Funds                        X                             X                      X
     regarding diversification.

2.   To amend the fundamental investment
     restriction for each of the Funds                        X                             X                      X
     regarding concentration.

                                                      APPRECIATION FUND
                                                       GOVERNMENT FUND
                                                     GROWTH & INCOME FUND                                       FOREIGN
                PROPOSAL                                STRATEGY FUND                MANAGED ASSETS           EQUITY FUND
                --------                                -------------                --------------           -----------

3.   To amend the fundamental investment
     restriction for each of the
     Appreciation Fund, the Government                        X
     Fund, the Growth & Income Fund and
     the Strategy Fund regarding
     borrowing.

4.   To amend the fundamental investment
     restriction for Managed Assets                                                         X
     regarding borrowing.

5.   To adopt a fundamental investment
     restriction for the Foreign Equity                                                                            X
     Fund regarding borrowing.

6.   To amend the fundamental investment
     restriction for each of the Funds                        X                             X                      X
     regarding the issuance of senior
     securities.

7.   To amend the fundamental investment
     restriction for each of the Funds                        X                             X                      X
     regarding underwriting.

8.   To amend the fundamental investment
     restriction for each of the Funds                        X                             X                      X
     regarding investing in real estate.

9.   To amend the fundamental investment
     restriction for each of the Funds                        X                             X                      X
     regarding investing in commodities.

10.  To amend the fundamental investment
     restriction for each of the Funds                        X                             X                      X
     regarding lending.

11.  To eliminate the fundamental
     investment restriction regarding                         X                             X                      X
     investing in oil, gas and/or
     mineral exploration or development.

12.  To ratify or reject the selection
     of PricewaterhouseCoopers LLP,                           X                             X                      X
     independent accountants, to audit
     financial statements of the Trust.

                                                      APPRECIATION FUND
                                                       GOVERNMENT FUND
                                                     GROWTH & INCOME FUND                                       FOREIGN
                PROPOSAL                                STRATEGY FUND                MANAGED ASSETS           EQUITY FUND
                --------                                -------------                --------------           -----------

13.  To consider and act upon any other
     business as may properly come                            X                             X                      X
     before the meeting and any
     adjournment(s) thereof.


VOTING INFORMATION
     Shareholders of record of the Funds at the close of business on October 2, 2000 will be entitled to vote at the meeting or at any adjournments thereof. The following table shows, for each Fund, the number of shares of the Fund and the votes represented by such shares as of the record date:

APPRECIATION FUND
--------------------------------------------------------------------------------
                                       SHARES                 VOTES
CLASS                                OUTSTANDING           REPRESENTED
--------------------------------------------------------------------------------
Class A shares                      7,143,517.565         87,008,043.94
--------------------------------------------------------------------------------
Class B shares                      1,267,460.432         15,120,802.95
--------------------------------------------------------------------------------
Class C shares                      4,463,692.347         53,207,212.78
--------------------------------------------------------------------------------
Class I shares                         78,710.650            978,373.38
--------------------------------------------------------------------------------

FOREIGN EQUITY FUND
--------------------------------------------------------------------------------
CLASS                                  SHARES                 VOTES
                                     OUTSTANDING           REPRESENTED
--------------------------------------------------------------------------------
Class A shares                         66,029.450            884,794.63
--------------------------------------------------------------------------------
Class B shares                         11,788.835            155,966.29
--------------------------------------------------------------------------------
Class C shares                        195,269.180          2,575,600.48
--------------------------------------------------------------------------------

GOVERNMENT FUND
--------------------------------------------------------------------------------
CLASS                                  SHARES                 VOTES
                                     OUTSTANDING           REPRESENTED
--------------------------------------------------------------------------------
Class A shares                      1,878,550.306         18,428,578.50
--------------------------------------------------------------------------------
Class B shares                        131,534.336          1,296,928.55
--------------------------------------------------------------------------------
Class C shares                        492,548.553          4,817,124.85
--------------------------------------------------------------------------------
Class I shares                        296,998.620          2,922,466.42
--------------------------------------------------------------------------------

GROWTH & INCOME FUND
--------------------------------------------------------------------------------
CLASS                                  SHARES                 VOTES
                                     OUTSTANDING           REPRESENTED
--------------------------------------------------------------------------------
Class A shares                        181,730.636          2,395,209.78
--------------------------------------------------------------------------------
Class B shares                        620,148.872          8,161,159.16
--------------------------------------------------------------------------------
Class C shares                        286,719.793          3,776,099.67
--------------------------------------------------------------------------------
Class I shares                         77,334.441          1,023,908.00
--------------------------------------------------------------------------------

MANAGED ASSETS
--------------------------------------------------------------------------------
CLASS                                  SHARES                 VOTES
                                     OUTSTANDING           REPRESENTED
--------------------------------------------------------------------------------
Class A shares                      5,252,274.843         72,428,870.08
--------------------------------------------------------------------------------
Class B shares                      2,287,426.075         31,703,725.40
--------------------------------------------------------------------------------
Class C shares                     21,462,283.149        292,745,542.15
--------------------------------------------------------------------------------
Class I shares                         87,087.082          1,213,993.92
--------------------------------------------------------------------------------

STRATEGY FUND
--------------------------------------------------------------------------------
CLASS                                  SHARES                 VOTES
                                     OUTSTANDING           REPRESENTED
--------------------------------------------------------------------------------
Class A shares                     13,464,428.424        151,070,886.92
--------------------------------------------------------------------------------
Class B shares                      2,616,925.664         29,571,260.00
--------------------------------------------------------------------------------
Class C shares                      9,548,797.347        107,614,946.10
--------------------------------------------------------------------------------
Class I shares                         69,799.443            795,713.65
--------------------------------------------------------------------------------

     Shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Shareholders of each Fund will vote separately on each proposal, with all classes voting together. Shareholders of all of the Funds, together with the shareholders of the Phoenix-Zweig Government Cash Fund who will be voting at the same time on an identical proposal, will vote in the aggregate on a Trust-wide basis to ratify or reject the selection of PricewaterhouseCoopers LLP to audit the financial statements of the Trust.

     The holders of thirty-three and one-third percent of the outstanding shares of the Fund entitled to vote shall constitute a quorum for the meeting. A quorum being present, except for the proposal to ratify the selection of auditors, the approval of each proposal by a Fund requires the vote of the lesser of (i) 67% or more of the eligible votes of the Fund present at the meeting if more than 50% of the eligible votes of the Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of the Fund. The approval of the proposal to ratify the selection of auditors requires the vote of a majority of the eligible votes which are voted on a Trust-wide basis, which includes the votes of the shareholders of the Phoenix-Zweig Government Cash Fund.

     For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposals to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist a Fund in 4obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposals.

     If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of one or more of the proposals have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each proposal, unless directed to vote against the proposal, in which case such shares will be voted against the proposed adjournment with respect to that proposal.

     The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in either such case the Trustees shall set a new record date. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES
     Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise:

     o by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

     o by the subsequent execution and return of another proxy prior to the meeting;

     o    by submitting a subsequent telephone vote; or

     o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES
     In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of the solicitation of proxies will be borne by Phoenix Investment Partners, Ltd. D.F. King and Co., Inc., a proxy solicitation firm, has been engaged by the Trust to act as solicitor and will receive fees estimated at $18,000, plus reimbursement of out-of-pocket expenses. The agreement with D.F. King provides that D.F. King will perform various proxy solicitation services in connection with the meeting, such as contacting shareholders and providing information with respect to matters to be considered at the meeting.

     If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information as of September 27, 2000 with respect to each person who beneficially owns 5% or more of any class of a Fund's equity securities.

NAME OF SHAREHOLDERS                         FUND AND CLASS                   PERCENTAGE OF CLASS      NUMBER OF SHARES
--------------------                         --------------                   -------------------      ----------------
MLPF&S                                       Appreciation Fund Class B               8.51%                108,393.421
For the Sole Benefit of its Customers        Appreciation Fund Class C              17.29%                773,910.723
Attn: Fund Administration                    Foreign Equity Fund Class B            20.97%                 23,439.260
4800 Deer Lake Drive East, 3rd FL            Government Fund Class B                42.20%                 55,488.040
Jacksonville, FL 32246-6484                  Government Fund Class C                28.82%                141,971.801
                                             Growth & Income Class B                19.05%                118,977.234
                                             Growth & Income Class C                 8.52%                 24,535.283
                                             Managed Assets Class A                  8.64%                454,534.207
                                             Managed Assets Class B                 23.45%                538,499.905
                                             Managed Assets Class C                 17.84%              3,845,934.513
                                             Strategy Fund Class A                  12.71%              1,719,148.048
                                             Strategy Fund Class B                  15.03%                396,153.670
                                             Strategy Fund Class C                  18.19%              1,747,108.427

Martin E. Zweig & Jeffrey Perry TTEE         Appreciation Fund Class I              92.30%                 72,630.978
Zweig-DiMenna Associates, Inc.
Retirement Trust MPP DTD 01/01/99
Attn. Michael Link
900 3rd Avenue, FL 31
New York, NY 10022-4728

Prudential Bank & Trust FBO                  Appreciation Fund Class I               7.68%                  6,046.065
Its Defined Contribution Plan
  Customers
30 Scranton Office Park
Scranton, PA 18507

NAME OF SHAREHOLDERS                        FUND AND CLASS                   PERCENTAGE OF CLASS        NUMBER OF SHARES
--------------------                        --------------                   -------------------        ----------------
State Street Bank & Trust Co.               Foreign Equity Fund Class A             5.94%                  3,922.712
Cust for the Rollover IRA of
  Michael G. Rains
1326 Canterbury Drive
Abilene, TX 79602-4207

Prudential Securities Inc.,                  Foreign Equity Fund Class A             6.00%                  3,961.500
FBO Edwin L. Rule
Marguerite Rule Co-Ttees
The Rule Family Trust
Kensington, CA 94707

Dean Witter for the Benefit of               Foreign Equity Fund Class A             9.08%                  5,994.137
Hortense E. Martin and
PO Box 250 Church Street Station
New York, NY 10008-0250

LPL Financial Services                       Foreign Equity Fund Class A             9.68%                  6,393.128
9785 Towne Centre Drive
San Diego, CA 92121-1968

Dean Witter                                  Foreign Equity Fund Class C             5.14%                  9,369.012
FBO Helene Hahn
PO Box 250 Church Street Station
New York, NY 10008-0250

June L. Hurley & Joanne Hurley               Foreign Equity Fund Class C             6.56%                 11,954.613
Linda Hurley Buillings Co-Ttees
Frederick Roberts Hurley Life Ins.
1024 E. Desert Cove Avenue
Phoenix, AZ 85020-1150

Daniel Matthew McGee Ttee                    Foreign Equity Fund Class C             6.05%                 11,018.391
 Of the Ellis Trust Agreement
6311 Wilshire Boulevard
Los Angeles, CA 90048-5001

     The following table sets forth information as of September 27, 2000, with respect to each executive officer or Trustee of the Trust who owns shares of any class of any of the Funds:

NAME OF SHAREHOLDER              FUND AND CLASS                                  SHARES OWNED     PERCENT OWNED
-------------------              --------------                                  ------------     -------------
Marc Baltuch                     Managed Assets Class A                               637.245           *

Claire B. Benenson               Appreciation Fund Class A                             13.894           *
                                 Growth & Income Fund Class A                       1,696.978           *
                                 Strategy Fund Class A                              2,348.280           *

S. Leland Dill                   Appreciation Fund Class A                          1,390.568           *
                                 Strategy Fund Class A                              1,162.519           *

Barry Mandinach                  Appreciation Fund Class A                            175.263           *
                                 Growth & Income Fund Class A                         256.778           *

Martin E. Zweig                  Managed Assets Class A                             7,205.346           *

* less than 1%

     On September 27, 2000, the Trustees and officers as a group owned 1.07% of the Growth & Income Fund Class A Shares and less than 1% of the outstanding shares of any other class of any of the Funds.

     A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-4361.

REASONS FOR THE PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS
     Proposals 1-11 in this proxy statement are among a series of proposed transactions in which mutual funds managed by Phoenix Investment Counsel, Inc. ("Phoenix") and its affiliates, including Phoenix-Zweig Advisers LLC, (the "Phoenix Funds") will, if not previously organized as a Delaware business trust, be reorganized as a Delaware business trust and then operate under common fundamental investment restrictions. Since the Trust already is a Delaware business trust, the changes contemplated by this proxy statement are limited to changes in the fundamental investment restrictions of the Funds. Because many of the Phoenix Funds began operations outside of the Phoenix organization, they have different fundamental investment restrictions. Management believes that integrating all of the Phoenix Funds by adopting a single business form, domicile and fundamental investment restrictions offers the opportunity for operational efficiencies that will benefit all shareholders.

     If all of Proposals 1-11 are approved by each Fund, each Fund will have fundamental investment restrictions which are expected to become standard for all of the Phoenix Funds. These proposed restrictions differ in certain respects from the current fundamental investment restrictions. Management believes that increased standardization of fundamental investment restrictions will help to promote operational efficiencies and facilitate monitoring of compliance with the restrictions. Although the Funds will have additional flexibility to engage in previously prohibited activities if the proposals are approved, Management does not presently anticipate that the use of different investment restrictions resulting from amending or eliminating each of the current restrictions or adopting a new fundamental investment restriction as described in the proposals below will have any material impact on the investment techniques employed. For a more detailed comparison of the current and proposed fundamental investment restrictions, see Proposals 1-11 below.


                                   PROPOSAL 1

      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS
                            REGARDING DIVERSIFICATION

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding diversification. The current fundamental investment restriction regarding diversification applicable to each Fund provides that the Fund may not:

         "With respect to 75% of a Fund's assets, purchase the securities of any one issuer, if immediately after such purchase (i) more than 5% of the value of the total assets of any Fund would be invested in such issuer or (ii) the Fund would own more than 10% of the outstanding voting securities of such issuer (such limitations do not apply to securities issued by the U.S. Government, its agencies or instrumentalities)."

     If Proposal 1 is approved, this restriction will be replaced with the following fundamental investment restriction regarding diversification:

         "A Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund."

     The new language more closely tracks the definition of diversification set forth in the Investment Company Act of 1940, as amended (the "1940 Act"), in that the new requirements would not apply to investments by a Fund in securities issued by U.S. Government authorities, repurchase agreements collateralized by U.S. Government securities or other investment companies. However, under another section of the 1940 Act, mutual funds face other substantial restrictions on investments in other registered investment companies. Other than these changes, Management believes there is no substantive change involved in this proposal. For purposes of this proxy statement, the "1940 Act" includes rules and regulations of the Securities and Exchange Commission (the "SEC") issued under that Act.


                                   PROPOSAL 2

      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS
                            REGARDING CONCENTRATION

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding concentration. The current fundamental investment restriction regarding concentration applicable to each Fund provides that the Fund may not:

         "Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of its investments in such industry would be 25% or more of the value of the total assets of the Fund (there is no such limitation with respect to obligations of the U.S. Government, its agencies and instrumentalities)."

     If Proposal 2 is approved, this restriction will be replaced with the following fundamental investment restriction regarding concentration:

         "A Fund may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities)."

     Management believes there is no substantive change involved in this proposal.


                                   PROPOSAL 3

 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE APPRECIATION FUND,
      THE GOVERNMENT FUND, THE GROWTH & INCOME FUND AND THE STRATEGY
                            FUND REGARDING BORROWING

     The Board of Trustees has proposed that the shareholders of the Appreciation Fund, the Government Fund, the Growth & Income Fund and the Strategy Fund approve an amendment to the fundamental investment restriction regarding borrowing. The current fundamental investment restriction regarding borrowing applicable to each of these Funds provides that the Fund may not:

         "Borrow amounts in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of the Fund's total assets, the Fund will make no further investments until such borrowing is repaid. Each such Fund may pledge up to 10% of its total assets as security for such borrowing. For purposes of these restrictions, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of such Fund's assets."

     If Proposal 3 is approved, this restriction will be replaced with the following fundamental investment restriction regarding borrowing:

         "A Fund may not borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing."

     The proposed borrowing restriction is based upon the limitations currently imposed on mutual funds by the 1940 Act. If the proposal is approved, each Fund will have greater flexibility to leverage the Fund's assets in that the Fund will have the ability to borrow up to one-third of its total assets from banks for any purposes, and an additional 5% of its total assets for temporary purposes. Under the current restriction, the use of proceeds of borrowings is more restrictive; each Fund may borrow up to 20% of its total assets only as a temporary measure and pledge up to 10% of its total assets. Each Fund currently may not make further investments while borrowing exceeds 5% of its net assets. The proposed restriction contains no such limitation. Borrowing would exaggerate the effect on a Fund's net asset value resulting from any increase or decrease in the market price of securities in such Fund's portfolio and, therefore, may increase the volatility of the Funds under the proposed restriction. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds. The proposed restriction contains no limitation on the pledge of assets by a Fund.


                                   PROPOSAL 4

       TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR MANAGED ASSETS
                               REGARDING BORROWING

     The Board of Trustees has proposed that the shareholders of Managed Assets approve an amendment to the fundamental investment restriction regarding borrowing. The current fundamental investment restriction regarding borrowing provides that the Fund may not:

         "Borrow money, unless from a bank, for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 1/3 of the value of the total assets of Managed Assets less liabilities (other than borrowings). Any borrowings that come to exceed 1/3 of the value of Managed Assets' total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 1/3 limitations."

     If Proposal 4 is approved, this restriction will be replaced with the following fundamental investment restriction regarding borrowing:

         "A Fund may not borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing."

     The proposed restriction is consistent with the limitations currently imposed on borrowing by mutual funds under the 1940 Act. If the proposal is approved, Managed Assets will have greater flexibility to borrow money in that the Fund may borrow for any purpose up to one-third of its total assets from banks, plus an additional 5% of its total assets from banks or other lenders for temporary purposes. Borrowing would exaggerate the effect on the Fund's net asset value resulting from any increase or decrease in the market price of securities in the Fund's portfolio and, therefore, may increase the volatility of the Fund under the proposed restriction. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.


                              PROPOSAL 5

 TO ADOPT A FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FOREIGN EQUITY FUND
                         REGARDING BORROWING

     The Board of Trustees has proposed that the shareholders of the Foreign Equity Fund approve the adoption of a fundamental investment restriction regarding borrowing.

     If Proposal 5 is approved, the Fund will be subject to the following fundamental investment restriction regarding borrowing:

         "A Fund may not borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing."

     Although the Foreign Equity Fund does not currently have a fundamental investment restriction regarding borrowing, the Foreign Equity Fund is subject to the restrictions imposed on borrowing by mutual funds under the 1940 Act. For at least the past few years, the Fund has not borrowed money. Management does not at this time expect any material impact on the Fund's investment techniques as a result of this change. The proposed restriction is consistent with the limitations currently imposed on borrowing under the 1940 Act.


                                   PROPOSAL 6

      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS
                  REGARDING THE ISSUANCE OF SENIOR SECURITIES

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding the issuance of senior securities. The current fundamental investment restriction regarding senior securities applicable to each Fund provides that the Fund may not:

         "Issue "senior securities," except as permitted under the Investment Company Act of 1940."

     If Proposal 6 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction."

     Mutual funds are generally prohibited from issuing "senior securities." The SEC staff has previously permitted mutual funds to engage in certain trading activities, subject to certain limitations, that could otherwise be viewed as senior securities. The proposed restriction clarifies that the Funds will be allowed to engage in these activities to the extent permitted by the SEC or the SEC staff. Since the Funds will have greater flexibility to issue senior securities, the Funds may be subject to additional costs and risks. For example, the costs of engaging in trading activities which could be viewed as senior securities can reduce a Fund's total return. In addition, upon engaging in activities which could be viewed as senior securities, a Fund could experience increased risks due to the effects of leveraging.


                                   PROPOSAL 7

      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS
                             REGARDING UNDERWRITING

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding underwriting. The current fundamental investment restriction regarding underwriting applicable to each Fund provides that the Fund may not:

         "Act as an underwriter, except that the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in a registration under such Act necessary to resell certain restricted securities."

     If Proposal 7 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law."

     Management believes there is no substantive change involved in this proposal. The proposed investment restriction clarifies that a Fund would not violate the restriction if it was deemed an underwriter as a result of the sale of its portfolio securities under the 1933 Act or any other applicable law.


                                   PROPOSAL 8

      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS
                       REGARDING INVESTING IN REAL ESTATE

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding investing in real estate. The current fundamental investment restriction regarding investing in real estate applicable to each Fund provides that the Fund may not:

         "Invest in real estate or real estate mortgage loans . . . provided that this limitation shall not prohibit the purchase of securities issued by companies that invest in real estate or interests therein, including real estate investment trusts."

     If Proposal 8 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use,
         (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

     The proposed restriction would permit each Fund to acquire or lease office space for its own use, although it is not anticipated that any Fund will do so. The proposed restriction would also allow a Fund to invest in mortgage-related securities and other securities secured by real estate and would permit a Fund to hold and sell real estate acquired as a result of the ownership of securities (for example as the holder of a bond in a company that had gone into bankruptcy). While Management believes this possibility is remote, this change would provide useful flexibility should such an event occur.


                                   PROPOSAL 9

      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS
                       REGARDING INVESTING IN COMMODITIES

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding investing in commodities. The current fundamental investment restriction regarding commodities applicable to each Fund provides that the Fund may not:

         "Invest in commodities or commodity contracts, except as described in the Prospectus or purchase or sell physical commodities unless acquired as a result of ownership of securities, provided that this limitation shall not prevent a Fund from purchasing and selling options and futures contracts."

     If Proposal 9 is approved, this restriction would be replaced with the following fundamental investment restriction:

         "A Fund may not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities)."

     The current restriction permits each Fund to invest in options and futures contracts. The proposed restriction permits each Fund to purchase and sell derivatives that have a value tied to the value of a financial index, financial instrument or other asset. These derivatives include, for example, options, futures contracts and options on futures contracts. However, the ability of the Funds to engage in futures contracts and options on futures will remain subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, the Funds would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets. While the use of derivatives can guard against potential risks, it can eliminate some opportunities for gains. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Funds.


                                   PROPOSAL 10

      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS
                               REGARDING LENDING

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding lending. The current fundamental investment restriction regarding lending applicable to each Fund provides that the Fund may not:

         "Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (if the aggregate value of the loaned securities does not at any time exceed one-third of the total assets of the Fund), or the entry into repurchase agreements."

     If Proposal 10 is approved, this restriction would be replaced with the following fundamental investment restriction:

         "A Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements,
         (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies."

     Under the current restriction on lending, the Fund is prohibited from lending money, except in connection with the acquisition of publicly distributed debt securities and except for entering into repurchase agreements. The proposed lending restriction offers greater flexibility in that the Fund is permitted to engage in a broader scope of lending activities. In addition, under the current restriction a Fund is permitted to lend its portfolio securities up to one-third of its total assets. However, the proposed restriction does not limit the amount of portfolio securities that a Fund may lend. The staff of the SEC currently limits loans of portfolio securities to one-third of a mutual fund's assets, including any collateral received from the loan. If the SEC staff were to provide greater flexibility to mutual funds to engage in securities lending in the future, under the proposed restriction, the Funds would be able to take advantage of that increased flexibility. The main risk in lending securities, as with other extensions of credit, is the possibility that the borrower may fail to honor its obligations, causing a loss for the Funds. The proposed lending restriction would also permit each Fund to participate in an interfund lending program with other registered investment companies. The current restriction does not allow for interfund lending. Management does not currently intend to establish an interfund lending program.


                                   PROPOSAL 11

    TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS
         REGARDING INVESTING IN OIL, GAS AND/OR MINERAL EXPLORATION OR
                              DEVELOPMENT PROGRAMS

     The Board of Trustees has proposed that the shareholders of each Fund eliminate the fundamental investment restriction regarding investing in oil, gas and/or mineral exploration or development programs. The current fundamental investment restriction applicable to each Fund provides that the Fund may not invest in interests in oil, gas and/or mineral exploration or development programs.

     If Proposal 11 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements of state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.

                                   PROPOSAL 12

                  TO RATIFY OR REJECT THE SELECTION OF AUDITORS

     On the recommendation of the Audit Committee, the Trustees (including all of the Trustees who are not interested persons of the Fund) have selected PricewaterhouseCoopers LLP, independent accountants, to audit financial statements of the Trust filed with the Securities and Exchange Commission and other regulatory authorities. The Trust has been advised that neither such firm nor any of its partners has any financial interest in any of the Funds. The selection of auditors is subject to ratification or rejection by the shareholders at the meeting.

     A representative of PricewaterhouseCoopers LLP, auditors for the Trust for the fiscal year ended December 31, 1999, is not expected to be present at the meeting.

     The auditors examine the financial statements of the Trust annually, issue a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings for the year, review the Trust's semi-annual financial statements and prepare or review the Trust's income tax returns.


      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND
              THAT THE SHAREHOLDERS APPROVE EACH OF THE PROPOSALS.


ADVISER, SUBADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR
     Phoenix-Zweig Advisers LLC ("Phoenix-Zweig") (formerly Zweig/Glaser Advisers LLC) is the investment adviser to each of the Funds and is located at 900 Third Avenue, New York, NY 10022. Phoenix-Zweig is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), a Delaware corporation, located at 56 Prospect St., Hartford, CT 06115. PXP is a publicly-traded independent registered investment advisory firm, and has served investors for over 70 years. The Funds' subadviser is Zweig Consulting LLC. Its principal offices are located at 900 Third Ave., New York, NY 10022. Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, serves as the Trust's underwriter and as the Trust's financial agent (administrator).

OTHER BUSINESS
     The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Funds and the shareholders of the Funds.

     The Trust does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders wishing to submit proposals for inclusion in the proxy statement for any subsequent shareholder meeting of their Fund should send their written submissions to the offices of the Trust at 101 Munson Street, Greenfield, Massachusetts 01301.

                               PHOENIX-ZWEIG TRUST
                          900 THIRD AVENUE, 31ST FLOOR
                            NEW YORK, NEW YORK 10022

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 30, 2000

                         PHOENIX-ZWEIG APPRECIATION FUND

                                      PROXY

     The undersigned shareholder of Phoenix-Zweig Appreciation Fund (the "Fund"), a series of Phoenix-Zweig Trust (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                ACCOUNT NUMBER:
                                                                        SHARES:
                                                                   CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


VOTE ON PROPOSALS

1.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    diversification.                                               [  ]              [  ]             [  ]

2.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    concentration.                                                 [  ]              [  ]             [  ]

3.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    borrowing.                                                     [  ]              [  ]             [  ]

4.  (Not applicable to this Fund).                                 N/A               N/A              N/A

5.  (Not applicable to this Fund).                                 N/A               N/A              N/A

6.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    the issuance of senior securities.                             [  ]              [  ]             [  ]

7.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    underwriting.                                                  [  ]              [  ]             [  ]

8.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    investing in real estate.                                      [  ]              [  ]             [  ]

9.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    investing in commodities.                                      [  ]              [  ]             [  ]

10. To amend the fundamental investment restriction regarding      For               Against          Abstain
    lending.                                                       [  ]              [  ]             [  ]

11. To eliminate the fundamental investment restriction            For               Against          Abstain
    regarding investing in oil, gas and/or mineral                 [  ]              [  ]             [  ]
    exploration or development.

12. To ratify the selection of PricewaterhouseCoopers              For               Against          Abstain
    LLP as auditors.                                               [  ]              [  ]             [  ]

TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

-------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)                          Date
-------------------------------------------------------------------
Signature (Joint Owners)                                    Date

                               PHOENIX-ZWEIG TRUST
                          900 THIRD AVENUE, 31ST FLOOR
                            NEW YORK, NEW YORK 10022

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 30, 2000

                        PHOENIX-ZWEIG FOREIGN EQUITY FUND

                                      PROXY

     The undersigned shareholder of Phoenix-Zweig Foreign Equity Fund (the "Fund"), a series of Phoenix-Zweig Trust (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


VOTE ON PROPOSALS

1. To amend the fundamental investment restriction regarding       For               Against          Abstain
   diversification.                                                [  ]              [  ]             [  ]

2. To amend the fundamental investment restriction regarding       For               Against          Abstain
   concentration.                                                  [  ]              [  ]             [  ]

3. (Not applicable to this Fund).                                  N/A               N/A              N/A

4. (Not applicable to this Fund).                                  N/A               N/A              N/A

5. To adopt a fundamental investment restriction regarding         For               Against          Abstain
   borrowing.                                                      [  ]              [  ]             [  ]

6. To amend the fundamental investment restriction regarding       For               Against          Abstain
   the issuance of senior securities.                              [  ]              [  ]             [  ]

7. To amend the fundamental investment restriction regarding       For               Against          Abstain
   underwriting.                                                   [  ]              [  ]             [  ]

8. To amend the fundamental investment restriction regarding       For               Against          Abstain
   investing in real estate.                                       [  ]              [  ]             [  ]

9. To amend the fundamental investment restriction regarding       For               Against          Abstain
   investing in commodities.                                       [  ]              [  ]             [  ]

10.To amend the fundamental investment restriction regarding       For               Against          Abstain
   lending.                                                        [  ]              [  ]             [  ]

11.To eliminate the fundamental investment restriction             For               Against          Abstain
   regarding investing in oil, gas and/or mineral                  [  ]              [  ]             [  ]
   exploration or development.

12.To ratify the selection of PricewaterhouseCoopers               For               Against          Abstain
   LLP as auditors.                                                [  ]              [  ]             [  ]

TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

-------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)                           Date
-------------------------------------------------------------------
Signature (Joint Owners)                                     Date

                               PHOENIX-ZWEIG TRUST

                          900 THIRD AVENUE, 31ST FLOOR
                            NEW YORK, NEW YORK 10022

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 30, 2000

                          PHOENIX-ZWEIG GOVERNMENT FUND

                                      PROXY

     The undersigned shareholder of Phoenix-Zweig Government Fund (the "Fund"), a series of Phoenix-Zweig Trust (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of hem, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


VOTE ON PROPOSALS

1.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    diversification.                                               [  ]              [  ]             [  ]

2.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    concentration.                                                 [  ]              [  ]             [  ]

3.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    borrowing.                                                     [  ]              [  ]             [  ]

4.  (Not applicable to this Fund).                                 N/A               N/A              N/A

5.  (Not applicable to this Fund).                                 N/A               N/A              N/A

6.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    the issuance of senior securities.                             [  ]              [  ]             [  ]

7.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    underwriting.                                                  [  ]              [  ]             [  ]

8.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    investing in real estate.                                      [  ]              [  ]             [  ]

9.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    investing in commodities.                                      [  ]              [  ]             [  ]

10. To amend the fundamental investment restriction regarding      For               Against          Abstain
    lending.                                                       [  ]              [  ]             [  ]

11. To eliminate the fundamental investment restriction            For               Against          Abstain
    regarding investing in oil, gas and/or mineral                 [  ]              [  ]             [  ]
    exploration or development.

12. To ratify the selection of PricewaterhouseCoopers              For               Against          Abstain
    LLP as auditors.                                               [  ]              [  ]             [  ]

TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

-------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)                          Date
-------------------------------------------------------------------
Signature (Joint Owners)                                    Date

                               PHOENIX-ZWEIG TRUST
                          900 THIRD AVENUE, 31ST FLOOR
                            NEW YORK, NEW YORK 10022

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 30, 2000

                       PHOENIX-ZWEIG GROWTH & INCOME FUND

                                      PROXY

     The undersigned shareholder of Phoenix-Zweig Growth & Income Fund (the "Fund"), a series of Phoenix-Zweig Trust (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


VOTE ON PROPOSALS

1.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    diversification.                                               [  ]              [  ]             [  ]

2.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    concentration.                                                 [  ]              [  ]             [  ]

3.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    borrowing.                                                     [  ]              [  ]             [  ]

4.  (Not applicable to this Fund).                                 N/A               N/A              N/A

5.  (Not applicable to this Fund).                                 N/A               N/A              N/A

6.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    the issuance of senior securities.                             [  ]              [  ]             [  ]

7.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    underwriting.                                                  [  ]              [  ]             [  ]

8.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    investing in real estate.                                      [  ]              [  ]             [  ]

9.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    investing in commodities.                                      [  ]              [  ]             [  ]

10. To amend the fundamental investment restriction regarding      For               Against          Abstain
    lending.                                                       [  ]              [  ]             [  ]

11. To eliminate the fundamental investment restriction            For               Against          Abstain
    regarding investing in oil, gas and/or mineral                 [  ]              [  ]             [  ]
    exploration or development.

12. To ratify the selection of PricewaterhouseCoopers              For               Against          Abstain
    LLP as auditors.                                               [  ]              [  ]             [  ]

     TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

-------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)                         Date
-------------------------------------------------------------------
Signature (Joint Owners)                                   Date

                               PHOENIX-ZWEIG TRUST
                          900 THIRD AVENUE, 31ST FLOOR
                            NEW YORK, NEW YORK 10022

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 30, 2000

                          PHOENIX-ZWEIG MANAGED ASSETS

                                      PROXY

     The undersigned shareholder of Phoenix-Zweig Managed Assets (the "Fund"), a series of Phoenix-Zweig Trust (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                     TRUSTEES OF THE TRUST WHICH RECOMMENDS
                       A VOTE "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


VOTE ON PROPOSALS


1.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    diversification.                                               [  ]              [  ]             [  ]

2.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    concentration.                                                 [  ]              [  ]             [  ]

3.  (Not applicable to this Fund).                                 N/A               N/A              N/A

4.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    borrowing.                                                     [  ]              [  ]             [  ]

5.  (Not applicable to this Fund).                                 N/A               N/A              N/A

6.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    the issuance of senior securities.                             [  ]              [  ]             [  ]

7.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    underwriting.                                                  [  ]              [  ]             [  ]

8.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    investing in real estate.                                      [  ]              [  ]             [  ]

9.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    investing in commodities.                                      [  ]              [  ]             [  ]

10. To amend the fundamental investment restriction regarding      For               Against          Abstain
    lending.                                                       [  ]              [  ]             [  ]

11. To eliminate the fundamental investment restriction            For               Against          Abstain
    regarding investing in oil, gas and/or mineral                 [  ]              [  ]             [  ]
    exploration or development.

12. To ratify the selection of PricewaterhouseCoopers              For               Against          Abstain
    LLP as auditors.                                               [  ]              [  ]             [  ]

TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

-------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)                          Date
-------------------------------------------------------------------
Signature (Joint Owners)                                    Date

                               PHOENIX-ZWEIG TRUST
                          900 THIRD AVENUE, 31ST FLOOR
                            NEW YORK, NEW YORK 10022

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 30, 2000

                           PHOENIX-ZWEIG STRATEGY FUND

                                      PROXY

     The undersigned shareholder of Phoenix-Zweig Strategy Fund (the "Fund"), a series of Phoenix-Zweig Trust (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


VOTE ON PROPOSALS

1.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    diversification.                                               [  ]              [  ]             [  ]

2.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    concentration.                                                 [  ]              [  ]             [  ]

3.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    borrowing.                                                     [  ]              [  ]             [  ]

4.  (Not applicable to this Fund).                                 N/A               N/A              N/A

5.  (Not applicable to this Fund).                                 N/A               N/A              N/A

6.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    the issuance of senior securities.                             [  ]              [  ]             [  ]

7.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    underwriting.                                                  [  ]              [  ]             [  ]

8.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    investing in real estate.                                      [  ]              [  ]             [  ]

9.  To amend the fundamental investment restriction regarding      For               Against          Abstain
    investing in commodities.                                      [  ]              [  ]             [  ]

10. To amend the fundamental investment restriction regarding      For               Against          Abstain
    lending.                                                       [  ]              [  ]             [  ]

11. To eliminate the fundamental investment restriction            For               Against          Abstain
    regarding investing in oil, gas and/or mineral                 [  ]              [  ]             [  ]
    exploration or development.

12. To ratify the selection of PricewaterhouseCoopers              For               Against          Abstain
    LLP as auditors.                                               [  ]              [  ]             [  ]

     TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

-------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)                         Date
-------------------------------------------------------------------
Signature (Joint Owners)                                   Date